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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported):  August 1, 1996



                FIRST FINANCIAL CORPORATION OF WESTERN MARYLAND
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Delaware                       0-19837                52-1700036
- ----------------------------------------  ----------------------  ----------------------
(State of incorporation or organization)  Commission File Number     (I.R.S. Employer
                                                                  Identification Number)

   118 Baltimore Street, Cumberland, Maryland                      21502
   ------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


                                (301)  724-3363
           ---------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

     On August 1, 1996 First Financial Corporation of Western Maryland, the holding company for First Federal Savings Bank of Western Maryland announced a consolidated net income for the year ended June 30, 1996, of 3.6 million or $1.65.0 per share as compared to a consolidated net loss of $1.2 million or $0.56 per share for the same period in fiscal 1995.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99   Press Release, dated August 1, 1996
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST FINANCIAL CORPORATION
                              OF WESTERN MARYLAND


                              By:  /s/ William C. Marsh
                                   --------------------------------------
                                   William C. Marsh
                                   Executive Vice President and
                                   Chief Financial Officer

Date:  August 2, 1996
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                                 EXHIBIT INDEX



     Exhibit                                                Page
     -------                                                ----

     99.  Press Release, dated August 1, 1996